Exhibit 10.1

CONFIDENTIAL TREATMENT REQUESTED

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended. Omitted information, marked “[*]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

AMENDMENT #14

TO LICENSE AGREEMENT ID LA0003Endocyte

Between Purdue Research Foundation and Endocyte Corporation

THIS AMENDMENT, made and entered into this 30'" day of January, 20 I 5 ("Amendment Effective Date") amends the Amended and Restated License Agreement executed on October 21st, 1998, and all subsequent Amendments (hereinafter AGREEMENT) between Purdue Research Foundation (hereinafter known as PRF) and Endocyte Corporation (hereinafter known as LICENSEE) with respect to the matters addressed in this Agreement.

NOW THEREFORE, the patties hereto do hereby agree as follows:

1.   The technology, "Folate-Based Chimeric Antigen Receptor (CAR) T-Cells as Anti-Cancer Therapeutics" PRF Reference No. 66212 is added to Append ix A of the AGREEMENT.

2.   The following Patents are added to Appendix A of the Agreement:

/
PRF Ref. No.	Application #	Status	Type	Filing Date	Funding
66212-01	61/740,384	Converted	Provisional	12/20/2012	Endocyte
66212-02	PCT/US2013/076986	Published	PCT	12/20/2013	Endocyte

All other terms and conditions of the original agreement remain unchanged and in effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

Purdue Research FoundationEndocyte Corporation

[*] = Indicates confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

  By: __/s/ Frank Razavi____By: __/s/ P. Ron Ellis_____

  Frank RazaviP. Ron Ellis

  Acting Director, Corporate & New VenturesPresident/CEO

  OTC

  Date: _2-17-2015_________Date: _11 Feb 2015________

[*] = Indicates confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

AMENDMENT #15

TO LICENSE AGREEMENT ID LA0003Endocyte

Between Purdue Research Foundation and Endocyte Corporation

THIS AMENDMENT, made and entered into this 20th day of May, 2015 ("Amendment Effective Date") amends the Amended and Restated License Agreement executed on October 21st  , 1998, and all subsequent Amendments (hereinafter AGREEMENT) between Purdue Research Foundation (hereinafter known as PRF) and Endocyte Corporation (hereinafter known as LICENSEE) with respect to the matters addressed in this Agreement.

NOW THEREFORE, the parties hereto do hereby agree as follows:

l. The Eligible Disclosure, "Discovery of Synergy Between Folate-hapten Mediated

Immunotherapy and Receptor Tyrosine Kinase (rtk) Inhibitors for the Treatment of Cancers" PRF Reference No. 66939 is added to Appendix A of the AGREEMENT.

All other terms and conditions of the original agreement remain unchanged and in effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

Purdue Research FoundationEndocyte Corporation

By: ___/s/ Chad A. Pittman__            By: __/s/ P. Ron Ellis________

Chad A. PittmanP. Ron Ellis

Vice PresidentPresident/CEO

[*] = Indicates confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Date: ___1 June 2015______Date: ___29 May 2015______

[*] = Indicates confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

AMENDMENT #16

TO LICENSE AGREEMENT ID LA0003Endocyte

Between Purdue Research Foundation and Endocyte Corporation

THIS AMENDMENT, made and entered into this 4th day of June, 2015 ("Amendment Effective Date") amends the Amended and Restated License Agreement executed on October 21st,  1998, and all subsequent  amendments (hereinafter AGREEMENT) between Purdue Research Foundation (hereinafter known as PRF) and Endocyte, Incorporated (hereinafter known as LICENSEE) with respect to the matters addressed in this agreement.

NOW THEREFORE, the parties hereto do hereby agree as follows:

1.  The Eligible Disclosures, "Endosomal Escape" PRF Reference No. 65668 and PRF Ref. No.

67126 "A New Mechanism for Release of Endosomal Contents: Osmotic Disruption of Endosomes Via Nigericin-Mediated Potassium-Hydrogen Ion Exchange" have been combined and filed in US 62/159,659 and are added to Appendix A of the AGREEMENT.

All other terms and conditions of the original agreement remain unchanged and in effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

Purdue Research FoundationEndocyte, Incorporated

   By: ___/s/ Chad A. Pittman     By: ____P. Ron Ellis____

  Chad A. PittmanP. Ron Ellis

   Vice PresidentPresident/CEO

   Date: __July 28, 2015_____Date: ___June 17, 2015______

[*] = Indicates confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

AMENDMENT #17

TO LICENSE AGREEMENT ID LA0003Endocyte

Between Purdue Research Foundation and Endocyte Corporation

THIS AMENDMENT,  made and entered into this 24th day of June, 2016 ("Amendment Effective Date") amends the Amended and Restated License Agreement executed on October 21st, 1998, and all subsequent  Amendments  (hereinafter AGREEMENT)  between  Purdue Research  Foundation (hereinafter known as PRF) and Endocyte, Inc. (hereinafter known as LICENSEE) with respect to the matters addressed in this Agreement.

NOW THEREFORE, the parties hereto do hereby agree as follows:

1.  The following Eligible Disclosure is added to Appendix A of the AGREEMENT:

Title of Eligible Disclosure:	[*]
PRF Reference Number for Eligible Disclosure:	[*]
Contributors of the Eligible Disclosure:	[*]

2.   The following Licensed Patents are added to Appendix A of the Agreement:

PRF Reference No.	Title of Application	Serial Number	Inventors	Filling Date	Country	Status
[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*] = Indicates confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

All other terms and conditions of the original agreement remain unchanged and in effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Amendment Effective Date.

Purdue Research FoundationEndocyte, Inc.

By: ____/s/ Emily G. Najem____By: __/s/ Mike Sherman_______________

Name: _____ Emily G. Najem __________               Name: ___Mike Sherman_______

Title: ______Corporate Counsel_________Title: ___ CEO____

[*] = Indicates confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

AMENDMENT #18

TO LICENSE AGREEMENT ID LA0003Endocyte

Between Purdue Research Foundation and Endocyte Corporation

THIS AMENDMENT, made and entered into this 24th day of June, 20 16 ("Amendment Effective Date") amends the Amended and Restated License Agreement executed on October 21,1998, and all subsequent Amendments (hereinafter AGREEMENT) between Purdue Research Foundation (hereinafter known as PRF) and Endocyte, Inc. (hereinafter known as LICENSEE) with respect to the matters addressed in this Agreement.

NOW THEREFORE, the parties hereto do hereby agree as follows:

1.  The following Eligible Disclosure is added to Appendix A of the AGREEMENT:

Title of Eligible Disclosure:	Method of Treating Cancer by Targeting Tumor-Associated Macrophages
PRF Reference Number for Eligible Disclosure:	67565
Contributors of the Eligible Disclosure:	Philip S. Low -Purdue University Yingjuan Lu - Endocyte, Inc. Leroy Wheeler - Endocyte, Inc. Christopher Leamon -Endocyte, Inc.

2.  The following Licensed Patents are added to Appendix A of the Agreement:

No.
PRF Reference No.	Title of Application	Serial Number	Inventors	Filling Date	Country	Status
67565-03	Methods of Treating Cancer by Targeting Tumor- Associated Macrophages	PCT/US2 015/06239 5	Philip S. Low Yingjuan Lu Leroy Wheeler Chris Leamon	11-24-15	WO	Filed

[*] = Indicates confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

All other terms and conditions of the original agreement remain unchanged and in effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Amendment Effective Date.

Purdue Research Foundation	Endocyte, Inc.
By: /s/ Emily G. Najem	By: /s/ Mike Sherman
Name: Emily G. Najem	Name: Mike Sherman
Title: Corporate Counsel	Title: CEO

[*] = Indicates confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

AMENDMENT #19

TO LICENSE AGREEMENT ID LA0003Endocyte

Between Purdue Research Foundation and Endocyte Corporation

THIS AMENDMENT, made and entered into this 21st day of February, 2017 (“Amendment Effective Date”) amends the Amended and Restated License Agreement executed on October 21st, 1998, and all subsequent Amendments (hereinafter AGREEMENT) between Purdue Research Foundation (hereinafter known as PRF) and Endocyte, Inc. (hereinafter known as LICENSEE) with respect to the matters addressed in this Agreement.

NOW THEREFORE, the parties hereto do hereby agree as follows:

1.

The technology, “Folate-Based Chimeric Antigen Receptor (CAR) T-Cells as Anti-Cancer Therapeutics” PRF Reference No. 66212 (“Technology”) and all license and patent rights of the Technology granted under the AGREEMENT are terminated.

2.	The following Patents are removed from Appendix A of the AGREEMENT:

PRF Ref #	Title of Application	Application Number	Inventors	Filing Date	Country	Status
66212-01	Adoptive Cell Therapy Using Chimeric Antigen Receptor expressing T Cells for the Treatment of Cancers	61/740,384	P. Low	Dec. 20, 2012	United States (Provisional)	Converted
66212-02	CHIMERIC ANTIGEN RECEPTOR-EXPRESSING T CELLS AS ANTI-CANCER THERAPEUTICS	PCT/US2013/076986	P. Low, H. Chu, and Y. Lee	Dec. 20, 2013	PCT	Nationalized

3.	All other terms and conditions of the AGREEMENT remain unchanged and in effect.

[*] = Indicates confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Amendment Effective Date.

Purdue Research FoundationEndocyte, Inc.

By: _____/s/ Emily G. Najem______By: ___/s/ Mike Sherman____

Name: ____ Emily G. Najem _____Name: ___ Mike Sherman _______

Title: _____Corporate Counsel ______Title: _____President and CEO__

[*] = Indicates confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.